UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2026

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, our shareholders approved an amendment (the “First Amendment”) to our Amended and Restated Hecla Mining Company Stock Plan for Nonemployee Directors (the “Director Stock Plan”) to extend the expiration date of the Director Stock Plan from May 15, 2027 to May 15, 2036.

The First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 21, 2026, our shareholders were asked to consider and vote upon the following four proposals: (1)  election of two nominees to our Board to hold office until the 2029 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2) ratification of the Audit Committee’s appointment of BDO USA, P.C. as our independent registered public accounting firm for the calendar year 2026; (3) approval, on an advisory basis, of the compensation of our named executive officers; and (4) approval of an amendment to our Amended and Restated Hecla Mining Company Stock Plan for Nonemployee Directors.

On the record date of March 25, 2026, there were 670,565,891 shares of Hecla common stock issued and outstanding and entitled to vote at the Annual Meeting. The number of shares present at the meeting, in person or by proxy, was  524,590,027 or 78.23% of the outstanding shares of common stock of Hecla. For each proposal, the results of shareholder voting were as follows:

Proposal 1. Election of Two Director Nominees. The shareholders elected each of the director nominees proposed by our Board to serve until the 2029 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Rob Krcmarov	440,846,142	1,433,000	1,044,213	81,266,672
Dean R. Gehring	425,707,863	16,558,850	1,056,642	81,266,672

Proposal 2. Ratification of the Appointment of BDO USA, P.C. as the Company’s Independent Registered Public Accounting Firm. Our shareholders ratified the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain
480,303,792	42,376,233	1,910,002

There were no broker non-votes with respect to Proposal 2.

Proposal 3. Advisory Vote on Named Executive Compensation. Our shareholders approved the compensation of Hecla’s named executive officers. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
421,646,575	19,785,285	1,891,495	81,266,672

Proposal 4. Approve an amendment to our Amended and Restated Hecla Mining Company Stock Plan for Nonemployee Directors. Our shareholders approved the amendment to our Amended and Restated Hecla Mining Company Stock Plan for Nonemployee Directors. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
437,723,033	4,700,693	899,629	81,266,672

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	First Amendment to the Amended and Restated Hecla Mining Company Stock Plan for Nonemployee Directors.*

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*         Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Sr. Vice President, General Counsel and Secretary

Dated: May 22, 2026

4